SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report January 15, 2002

                        COMMISSION FILE NUMBER 333-90273

                          FIDELITY D & D BANCORP, INC.
                              DUNMORE, PENNSYLVANIA
                          COMMONWEALTH OF PENNSYLVANIA
                  I R S EMPLOYER IDENTIFICATION NO: 23-3017653
                           BLAKELY AND DRINKER STREETS
                           DUNMORE, PENNSYLVANIA 18512
                          TELEPHONE NUMBER 570/342-8281


Item 1.           Changes in Control of Registrant.

                    Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                    Not Applicable.

Item 3.           Bankruptcy or Receivership.

                    Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                    Not applicable.

Item 5.           Other Events.

                    On January 15, 2002 the Fidelity D&D Bancorp, Inc and its wholly owned subsidiary, The Fidelity Deposit and Discount Bank, entered into an Executive Employment Agreement with Joseph J. Earyes, Executive Vice President and Chief Executive Officer. The Registrant hereby files (attached as
                    Exhibit 10.1) the Executive Employment Agreement.

Item 6.           Resignations of Registrant's Directors.

                    Not Applicable.

Item 7.           Financial Statements and Exhibits.

                    (a) Not applicable.
                    (b) Not Applicable.
                    (c) Exhibits:

                              10.1 Form of Employment  Agreement  with Joseph J.
                                   Earyes made as of January 15, 2002

Item 8.           Change in Fiscal Year.

                    Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIDELITY D&D BANCORP, INC.
                                  (Registrant)

Dated March 25, 2002              /s/ Michael F. Marranca

                                  Michael F. Marranca, President and Chairman of the Board

                                  EXHIBIT INDEX

                                                                     Page Number
                                                                     In manually
Exhibit                                                          Signed Original

10.1 Form of Employment Agreement with Joseph J. Earyes made as of January 15, 2002

                                  EXHIBIT 10.1

 FORM OF EMPLOYMENT AGREEMENT WITH JOSEPH J. EARYES MADE AS OF JANUARY 15, 2002

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made as of the 15 day of January, 2002, between Fidelity D&D Bancorp, Inc. (the "Corporation") and The Fidelity Deposit and Discount Bank (the "Bank"), and Joseph J. Earyes (the "Executive").

          WHEREAS, the Bank is a subsidiary of the Corporation; and

          WHEREAS, any reference to "Corporation" shall mean Corporation or Bank;

          WHEREAS, the Corporation and Bank desire to employ the Executive as Executive Vice President and Chief Executive Officer under the terms and conditions set forth herein; and

          WHEREAS, the Executive desires to serve the Corporation and Bank in an executive capacity under the terms and conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1.   TERM OF EMPLOYMENT.

     (a) General. The Corporation and Bank hereby shall employ the Executive and the Executive hereby accepts employment with the Corporation and Bank for a term of three (3) year(s) beginning on April 23, 2001, and ending three years later (the "Employment Period"), subject, however, to prior termination of this Agreement as set forth below.

2. POSITION AND DUTIES. The Executive shall serve as the Executive Vice President and Chief Executive Officer of the Corporation and Bank, reporting only to the President and Board of Directors of the Corporation and Bank and shall have supervision and control over, and responsibility for, the general management and operation of the Corporation and Bank, and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors of the Corporation and Bank. The Executive may be promoted to President of the Corporation and/or Bank and assigned duties consistent with such a position without the Corporation or Bank breaching this Agreement. Such promotion may occur without amendment of this Agreement; all other provisions of this Agreement will remain in full force and effect.

3. ENGAGEMENT IN OTHER EMPLOYMENT. The Executive will devote his full attention, time and energies to the business of Corporation, Bank and any of their subsidiaries or affiliates. The Executive shall neither engage in any business or commercial activities, duties or pursuits which compete with the business or commercial activities of the Corporation, Bank or any of their subsidiaries or affiliates, nor serve as a director or officer or in any other capacity in a company which competes with the Corporation, Bank or any of their subsidiaries or affiliates. Upon written approval from the Corporation, the Executive may engage in voluntary or philanthropic endeavors.

4.   COMPENSATION.

     (a) Annual Direct Salary. As compensation for services rendered the Corporation and Bank under this Agreement, the Executive shall be entitled to receive from the Corporation or Bank an annual direct salary of One Hundred Fifty Thousand Dollars ($150,000) per year (the "Annual Direct Salary"), payable in substantially equal weekly installments (or such other intervals, consistent with the Bank's payroll policy), prorated for any partial employment period. The Annual Direct Salary shall be increased to One Hundred Seventy-Five Thousand Dollars ($175,000) for the year 2002 and One Hundred Ninety-Two Thousand Five Hundred Dollars ($192,500) for the year 2003. After the year 2003, the Annual Direct Salary shall be reviewed annually,  no later than  December  31 of the then  calendar  year and shall be subject to such annual change (but not reduced below One Hundred Ninety Two Thousand Five Hundred Dollars ($192,500) without the Executive's written consent, except in cases of national financial depression or emergency when compensation reduction has been implemented by the Board of Directors for the Bank's senior management) as may be set by the Board of Directors of the Corporation and Bank taking into account the position and duties of the Executive and the performance of the Corporation and Bank under the Executive's leadership.


     (b) Bonus. The Executive shall receive a bonus, in an amount not less than Twenty Thousand Dollars ($20,000) for the year 2001. After the year 2001, the Board of Directors of the Corporation or Bank, in its sole discretion may provide for payment of a periodic bonus to the Executive in such an amount or nature as it may deem appropriate to provide incentive to the Executive and to reward the Executive for his performance.

5.   FRINGE BENEFITS, VACATION, EXPENSES, AND PERQUISITES.

     (a) Employee Benefit Plans. The Executive shall be entitled to participate in or receive benefits under all Bank employment benefit plans including, but not limited to, any pension plan, profit-sharing plan, savings plan, life insurance plan or disability insurance plan as made available by the Bank to its employees, subject to and on a basis consistent with terms, conditions and overall administration of such plans and arrangements, including without limiting the eligibility requirements of such plans or arrangements.

     (b) Vacation, Holidays, Sick Days and Personal Days. The Executive shall be entitled to the number of paid vacation days in each calendar year determined by the Corporation and/or the Bank from time to time for its senior executive officers. The Executive shall also be entitled to all paid holidays, sick days and personal days given by the Corporation and/or the Bank to its employees.

     (c) Business Expenses. During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him, which are properly accounted for, in accordance with the policies and procedures established by the Board of Directors of the Corporation and/or the Bank for its senior executive officers.

     (d) Automobile. The Executive shall be provided with a company-owned or leased vehicle during the Employment Period. The vehicle is to be used for Corporation or Bank business and/or business development. The vehicle that was provided to the Executive prior to the execution of this Agreement shall satisfy the Corporation and Bank's obligations under this Section 5(d).

     (e) Club Memberships. The Corporation shall provide payment of annual dues and monthly business development expenses for the Executive in connection with a club membership to Glenmaura National Golf Club. Any initiation fees or contributions associated with the club membership are the sole responsibility of the Executive and are to be paid by the Executive.

     (f) Professional Memberships and Continuing Education. The Corporation and/or Bank shall pay all fees and expenses associated with the Executive's professional memberships and continuing education related to the Executive's status as a Certified Public Accountant and licensed Insurance and Investment representative.

6. INDEMNIFICATION. The Corporation will indemnify the Executive as required under Pennsylvania and federal law, with respect to any threatened, pending or completed legal or regulatory action, suit or proceeding brought against him by reason of the fact that he is or was a director, officer, employee or agent of the Corporation.

7. LIABILITY INSURANCE. The Bank and/or the Corporation shall use its best efforts to obtain insurance coverage for the Executive under an insurance policy covering officers and directors of the Bank and Corporation against lawsuits, arbitrations or other legal or regulatory proceedings; however, nothing herein shall be construed to require the Bank and/or the Corporation to obtain such insurance, if the Board of Directors of the Bank and/or the Corporation determine that such coverage cannot be obtained at a reasonable price.

8. UNAUTHORIZED DISCLOSURE. During the term of his employment hereunder, or at any later time, the Executive shall not, without the written consent of the Board of Directors of the Corporation or Bank or a person authorized thereby, knowingly disclose to any person, other than an employee of the Corporation or Bank or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Corporation or Bank, any confidential information, trade secrets, or know how, obtained by him while in the employ of the Corporation or Bank. Confidential information includes any services, products, improvements, formulas, projects, proposals, designs or styles, processes, customers, (including, but not limited to, customers of Corporation, Bank or any of their affiliates or subsidiaries on whom the Executive called or with whom he became acquainted during the term of his employment), methods of business or any business practices, research, product or business plans, customer lists, markets, software, developments, inventions, technology, drawings, engineering, marketing, distribution and sales methods and systems, finances, sales and profit figures, and other business information of Corporation, Bank or any of their subsidiaries or affiliates, the disclosure of which could be or will be materially damaging to the Corporation, Bank or any of their subsidiaries or affiliates, provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive or any person with the assistance, consent or direction of the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Corporation or Bank or any information that must be disclosed as required by law.

9. WORK MADE FOR HIRE. Any work performed by the Executive under this Agreement should be considered a "Work Made for Hire" as that phrase is defined by the U.S. patent laws and shall be owned by and for the express benefit of Corporation, Bank and any of their subsidiaries and affiliates. In the event it should be established that such work does not qualify as a Work Made for Hire, the Executive agrees to and does hereby assign to Corporation, Bank and their affiliates and subsidiaries, all of his rights, title, and/or interest in such work product, including, but not limited to, all copyrights, patents, trademarks, and proprietary rights.

10. RETURN OF COMPANY PROPERTY AND DOCUMENTS. The Executive agrees that, at the time of termination of his employment, regardless of the reason for termination, he will deliver to Corporation or Bank, any and all company property, including, but not limited to, keys, security codes or passes, mobile telephones, pagers, computers, devices, confidential information (as defined in this Agreement), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, software programs, equipment, other documents or property, or reproductions of any of the aforementioned items developed or obtained by the Executive during the course of his employment. The Executive further agrees to sign and return the "Termination Certificate" attached hereto as Exhibit "A," together with all company property within three (3) days of the date of termination of the Executive's employment.

11.  RESTRICTIVE COVENANT.

     (a) Non-competition and Non-solicitation. The Executive hereby acknowledges and recognizes the highly competitive nature of the business of Corporation and Bank and accordingly agrees that, for the applicable period set forth in Section 11(c) hereof, Executive shall not:

          (i) be engaged, directly or indirectly, either for his own account or as agent, consultant, employee, partner, officer, director, proprietor, investor (except as an investor owning less than 5% of the stock of a publicly owned company) or otherwise of any person, firm, corporation or enterprise engaged in (1) the banking or financial services industry (including bank holding company), or (2) any other activity in which Corporation, Bank or any of their subsidiaries or affiliates are engaged during the Employment Period, in any county in which, at any time during the Employment Period or on the date of termination of the Executive's employment, a branch, office or other facility of Corporation or any of its subsidiaries is located, or in any county contiguous to such a county, including contiguous counties located outside of the Commonwealth of Pennsylvania (the "Non-Competition Area"); or

          (ii) provide financial or other assistance to any person, firm, corporation, or enterprise engaged in (1) the banking or financial services industry (including bank holding company), or
               (2) any other activity in which Corporation, Bank or any of their subsidiaries or affiliates are engaged during the Employment Period in the Non-Competition Area; or

          (iii)directly or indirectly contact, solicit or induce any person, firm, corporation or other entity who or which is a customer or referral source of Corporation, Bank or any of their subsidiaries or affiliates during the term of Executive's employment or at the date of termination of Executive's employment, to become a client, customer or referral service of any other person, firm, Corporation or other entity; or

          (iv) directly or indirectly solicit, induce or encourage any employee of Corporation, Bank or any of their subsidiaries or affiliates, who is employed during the term of Executive's employment or at the date of termination of Executive's employment, to leave the employ of Corporation, Bank or any of their subsidiaries or affiliates or to seek, obtain or accept employment with any person or entity other than Corporation, Bank or any of their subsidiaries or affiliates.

     (b) Amendment of Restrictive Covenant. It is expressly understood and agreed that, although Executive, Corporation and Bank consider the restrictions contained in Section 11(a) reasonable for the purpose of preserving for Corporation, Bank and any of their subsidiaries or affiliates, their good will and other proprietary rights, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in Section 11(a) is an unreasonable or otherwise unenforceable restriction against the Executive, the provisions of Section 11(a) shall not be rendered void, but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable.

     (c) Period of Restrictive Covenant. The provisions of this Section 11 shall be applicable, commencing on the date this Agreement is entered and ending one (1) year after the effective date of termination of employment provided, however, that if the Executive's employment terminates following a Change of Control and the payments in Section 14(c) hereof are triggered, then the provisions of this Section 11 shall end two (2) years after the effective date of termination of employment.

     (d) Breach of Restrictive Covenant. It is expressly understood and agreed that if the Executive violates or breaches any provisions of this
          Section 11, then the provisions of this Section 11 shall apply to the Executive for an additional one (1) year following the date of such violation or breach.

12.  TERMINATION.

     (a) Death. Notwithstanding any other provisions of this Agreement, this Agreement shall terminate automatically upon the Executive's death and the Executive's rights under this Agreement shall cease as of the date such termination.

     (b) Disability. Notwithstanding any other provisions of this Agreement, if, as a result of physical or mental injury or impairment, Executive is unable to perform all of the essential job functions of his position on a full time basis, with or without a reasonable accommodation, and without posing a direct threat to himself and others, for a period up to six (6) months, all obligations of Bank and Corporation to pay Executive an Annual Direct Salary as set forth in
          Section 4(a) of this Agreement are suspended. Any paid time off, sick leave, or short term disability pay Executive may be entitled to receive, pursuant to an established disability plan or program of the Bank and/or Corporation shall be considered part of the compensation Executive shall receive while disabled and shall not be in addition to the compensation received by Executive under this provision of the Agreement. Executive agrees that should he remain unable to perform all of the essential functions of his position on a full time basis, with or without a reasonable accommodation and without posing a direct threat to himself or others, after six (6) months, the Bank and/or Corporation will suffer an undue hardship by continuing Executive in his position. Upon this event, all compensation and employment obligations of the Bank and Corporation under this Agreement shall cease (with the exception of Executive's rights under the Bank's then existing short term and/or long term disability plans if any), and this Agreement shall terminate.

     (c) Cause. Notwithstanding any other provisions of this Agreement, the Bank and/or Corporation may terminate the Executive's employment hereunder for "Cause." As used in this Agreement, the Bank and/or Corporation shall have "Cause" to terminate the Executive's employment hereunder upon: (i) the willful failure by the Executive to substantially perform his duties hereunder (other than a failure resulting from the Executive's incapacity because of physical or mental illness, as provided in Section 12(b) hereof), after notice from the Corporation or Bank and a failure to cure such violation within thirty (30) days of said notice ; (ii) the willful engaging by the Executive in misconduct injurious to the Corporation or Bank;
          (iii) the willful violation by the Executive of the provisions of Sections 3, 8, 9 or 11 hereof, after notice from the Corporation or Bank and a failure to cure such violation within thirty (30) days of said notice; (iv) the dishonesty or gross negligence of the Executive in the performance of his duties; (v) the breach of Executive's fiduciary duty involving personal profit; (vi) the violation of any law, rule or regulation governing banks or bank officers or any final cease and desist order issued by a bank regulatory authority; (vii) conduct on the part of Executive which brings public discredit to the Corporation or Bank; (viii) unlawful discrimination by the Executive, including harassment against Corporation or Bank's employees, customers, business associates, contractors, or visitors; (ix) theft or abuse by Executive of the Corporation or Bank's property or the property of Corporation or Bank's customers, employees, contractors, vendors, or business associates; (x) failure of the Executive to follow the good faith lawful instructions of the Board of Directors of Corporation or Bank with respect to its operations, after notice from the Corporation or Bank and a failure to cure such violation within thirty (30) days of said notice; (xi) the direction or recommendation of a state or federal bank regulatory authority to remove the Executive's position with Corporation and/or Bank as identified herein; (xii) any final removal or prohibition order to which the Executive is subject, by a federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act; (xiii) the Executive's conviction of or plea of guilty or nolo contendere to a felony, crime of falsehood or a crime involving moral turpitude, or the actual incarceration of Executive; (xiv) any act of fraud, misappropriation or personal dishonesty; (xv) insubordination; (xvi) misrepresentation of a material fact, or omission of information necessary to make the information supplied not materially misleading, in an application or other information provided by the Executive to the Corporation or any representative of the Corporation in connection with the Executive's employment with Corporation; (xvii) the existence of any material conflict between the interests of Corporation and the Executive that is not disclosed in writing by the Executive to the Corporation and approved in writing by the Board of Directors of Corporation; or (xviii) the Executive takes action that is clearly contrary to the best interest of the Corporation.

     (d) Termination by Executive. The Executive may terminate his employment hereunder if (i) his health should become impaired to an extent that it makes continued performance of his duties hereunder hazardous to his physical or mental health or his life, or (ii) for Good Reason. The term "Good Reason" shall mean (1) any assignment to the Executive, without his consent, of any duties other than those contemplated by, or any limitation of the powers of the Executive not contemplated by
          Section 2 hereof; or (2) any removal of the Executive from any of the positions indicated in Section 2 hereof, except as a result of his regulatory removal and/or in connection with termination of the Executive's employment for Cause; or (3) failure of the Bank to comply with Section 2 hereof, all after notice from the Executive to the Corporation and Bank that such action or limitation of the Bank or Corporation constitutes Good Reason and the failure to cure such situation within thirty (30) days of said notice, or if said situation cannot be cured within thirty (30) days, within a reasonable time thereafter if a diligent effort is being made by the Corporation and/or the Bank to cure such situation.

13.  PAYMENTS UPON TERMINATION ABSENT A CHANGE IN CONTROL.

     (a) If the Executive's employment is terminated by the Executive because of his health as described in Section 12 (d)(i) hereof, or if the Executive's employment is terminated by the Bank or Corporation because of Executive's disability or for Cause (as defined herein), the Corporation shall pay the Executive his full Annual Direct Salary through the date of termination at the rate in effect at the time of termination and the Corporation and Bank shall have no further obligation to the Executive under this Agreement.

     (b) If the Executive's employment is terminated by the Corporation or Bank other than pursuant to Sections 12(a) (Death); 12(b)(Disability); or 12(c)(Cause)hereof, then the Corporation shall pay the Executive a lump sum equal to his full Annual Direct Salary from the date of termination through the last day of the term of this Agreement or an amount equal to his then current Annual Direct Salary, whichever is less.

     (c) If the Executive shall terminate his employment for Good Reason, pursuant to Section 12(d)(ii)(1), (2), or (3), then the Corporation shall pay the Executive a lump sum amount equal to his full Annual Direct Salary from the date of termination through the last day of the term of this Agreement or an amount equal to his then current Annual Direct Salary, whichever is less.

14.  PAYMENTS UPON TERMINATION FOLLOWING A CHANGE IN CONTROL.

     (a) If a Change in Control (as defined herein) shall occur and if, between the Date of the Change in Control (as defined herein) and one (1) year after the Date of Change in Control (as defined herein), there shall be:

          (i) any involuntary termination of Executive's employment (other than for the reasons set forth in Sections 12(a), (b) or (c) of this Agreement); or

          (ii) any failure by the acquiring person or entity to offer employment to Executive as of the Date of Change in Control (as defined herein), in a position having equivalent responsibilities, title, authority, except reporting authority, compensation and benefits as Executive received immediately prior to the Change in Control (as defined herein); or

          (iii)any reduction in Executive's title, responsibilities, except reporting responsibilities, or authority, including such title, responsibilities or authority as such may be increased from time to time during the term of this Agreement; or

          (iv) the assignment to Executive of duties inconsistent with Executive's office on the date of the Change in Control or as the same may be increased from time to time after the Change in Control; or

          (v)  any  reassignment  of Executive to a location  greater than fifty
               (50) miles from the location of Executive's office on the date of the Change in Control; or

          (vi) any reduction in Executive's Annual Direct Salary in effect on the date of the Change in Control or as the same may be increased from time to time after the Change in Control; or

          (vii)any failure to provide Executive with benefits at least as favorable as those enjoyed by Executive under any of Corporation or Bank's retirement or pension, life insurance, medical, health and accident, disability or other employee benefit plans in which Executive participated at the time of the Change in Control, or the taking of any action that would materially reduce any of such benefits in effect at the time of the Change in Control, then at the option of Executive, exercisable by Executive within sixty
               (60) days of the occurrence of any of the foregoing events, Executive may resign from employment with Corporation and Bank (or, if involuntarily terminated, give notice of intention to collect benefits under this Agreement) by delivering a notice in writing (the "Notice of Termination") to Corporation and Bank and the provisions of Section 14 (c) of this Agreement shall apply.

     (b) During the period of time between the execution of an agreement to effect a Change in Control (as defined herein) and the Date of the Change in Control (as defined herein), Executive's employment may only be terminated for Cause (as defined herein). If, during that period of time, Executive's employment is terminated for Cause (as defined herein), then all rights of Executive under this Agreement shall cease as of the effective date of such termination. If, during that period of time, Executive's employment is terminated other than for Cause (as defined herein), then Executive may give notice of intention to collect benefits under this Agreement by delivering a notice in writing ("Notice of Termination") to Corporation and Bank and the provisions of Section 14(c) of this Agreement shall apply.

     (c) In the event that Executive delivers a Notice of Termination (as defined in Section 14(a) of this Agreement) to Corporation and Bank, following the Change in Control, Executive shall be entitled to receive the compensation and benefits set forth below:

          Corporation shall pay Executive a lump sum amount equal to and no greater than 2.99 times the Executive's Annual Direct Salary as defined in Section 4(a), minus applicable taxes and withholdings. In addition, for a period of three (3) years from the date of termination of employment, or until Executive secures substantially similar benefits through other employment, whichever shall first occur, Executive shall receive a continuation of health care, life and disability insurance in effect with respect to Executive during the two (2) years prior to his termination of employment. If Corporation cannot provide such benefits under the terms of the plans or contracts, Corporation shall pay to Executive, a dollar amount equal to the cost to Executive of obtaining such benefits (or substantially similar benefits). However, in the event the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his termination of employment, would result in the imposition of an excise tax under Code Section 4999, such payments shall be retroactively (if necessary) reduced to the extent necessary to avoid such excise tax imposition. Upon written notice to Executive, together with calculations of Corporation's independent auditors, Executive shall remit to Corporation the amount of the reduction, plus such interest, as may be necessary to avoid the imposition of such excise tax. Notwithstanding the foregoing or any other provision of this contract to the contrary, if any portion of the amount herein payable to the Executive is determined to be non-deductible pursuant to the regulations promulgated under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation shall be required only to pay to Executive the amount determined to be deductible under Section 280G.

15. DEFINITION OF CHANGE IN CONTROL. For purposes of this Agreement, the term "Change in Control" shall mean: A change in control (other than one occurring by reason of an acquisition of the Corporation or Bank by Executive) of a nature that would be required to be reported in response to
     Item 6(e) of Schedule 14A of Regulation 14A and any successor rule or regulation promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") if Corporation or Bank were subject to the Exchange Act reporting requirements; provided that, without limiting the foregoing, such a change in control shall be deemed to have occurred if:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or Bank or any "person" who on the date hereof is a director or officer of the Corporation or Bank is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing twenty-five percent (25%) or more of the combined voting power of the Corporation's or Bank's then outstanding securities, or

     (b) during any period of two (2) consecutive years during the term of Executive's employment under this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Corporation or Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period;

     (c) a merger, consolidation or business combination with the Corporation and/or Bank occurs.

16. DEFINITION OF DATE OF CHANGE IN CONTROL. For purposes of this Agreement, the Date of Change in Control shall mean:

     (a) the first date on which a single person and/or entity, or group of affiliated persons and/or entities, acquire the beneficial ownership of twenty-five percent (25%) or more of the Corporation's voting securities, or

     (b) the date of the closing of an Agreement, transferring all or substantially all of the Bank or Corporation's assets, or

     (c) the date on which a merger, consolidation or business combination is consummated, as applicable, or

     (d) the date on which individuals who formerly constituted a majority of the Board of Directors of the Bank or Corporation under Section 15(b) hereof, ceased to be a majority.

17. DAMAGES FOR BREACH OF CONTRACT. In the event of a breach of this Agreement by either the Corporation, Bank or the Executive resulting in damages to another party to this Agreement, that party may recover from the party breaching the Agreement, only those damages as set forth herein. In no event shall any party be entitled to the recovery of attorney's fees or costs.

18. ARBITRATION. Corporation, Bank and Executive recognize that in the event a dispute should arise between them concerning the interpretation or implementation of this Agreement, lengthy and expensive litigation will not afford a practical resolution of the issues within a reasonable period of time. Consequently, with the exception of the Restrictive Covenant provisions in Section 11, which the Corporation or Bank may seek to enforce in any court of competent jurisdiction, each party agrees that all disputes, disagreements and questions of interpretation concerning this Agreement are to be submitted for resolution, in Scranton, Pennsylvania, to the American Arbitration Association (the "Association") in accordance with the Association's National Rules for the Resolution of Employment Disputes or other applicable rules then in effect ("Rules"). Corporation, Bank or
     Executive may initiate an arbitration proceeding at any time by giving notice to the other in accordance with the Rules. Corporation, Bank and Executive may, as a matter or right, mutually agree on the appointment of a particular arbitrator from the Association's pool. The arbitrator shall not be bound by the rules of evidence and procedure of the courts of the Commonwealth of Pennsylvania but shall be bound by the substantive law applicable to this Agreement. The arbitration proceeding and all filing, testimony, documents, and information, relating to or presented during the evaluation proceeding, shall be disclosed exclusively for the purpose of facilitating the arbitration process and for no other purpose and shall be deemed to be information subject to the confidentiality provisions of this Agreement. The decision of the arbitrator, absent fraud, duress, incompetence or gross and obvious error of fact, shall be final and binding upon the parties and shall be enforceable in courts of proper jurisdiction. Following written notice of a request for arbitration, Corporation, Bank and Executive shall be entitled to an injunction restraining all further proceedings in any pending or subsequently filed litigation concerning this Agreement, except as otherwise provided herein.

19. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when hand-delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

              If to the Executive:       Joseph J. Earyes
                                         138 South Lakeview Avenue
                                         Scranton, PA 18505


              If to the Bank:            Michael F. Marranca, President
                                         The Fidelity Deposit and Discount Bank
                                         Blakely and Drinker Streets
                                         Dunmore, PA 18512


              If to the Corporation:     Michael F. Marranca, President
                                         Fidelity D&D Bancorp, Inc.
                                         Blakely and Drinker Streets
                                         Dunmore, PA 18512

          or to such other address as any party may have furnished to the other in writing accordance herewith, except that notices of change of address shall be effective only upon receipt.

20. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Executive, his personal representatives, heirs or assigns and to the Bank and/or the Corporation and any of their successors or assigns.

21. SEVERABILITY. If any provision of this Agreement is declared unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

22. AMENDMENT. This Agreement may be amended or canceled only by mutual agreement of the parties in writing.

23. PAYMENT OF MONEY DUE DECEASED EXECUTIVE. In the event of Executive's death, any monies that may be due him from the Corporation or Bank under this Agreement as of the date of death, shall be paid to the person designated by him in writing for this purpose, or in the absence of any such designation, to his estate. 24. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

25. ENTIRE AGREEMENT. This Agreement supersedes any and all agreements, either oral or in writing, between the parties with respect to the employment of the Executive by the Corporation and Bank, and this Agreement contains all the covenants and agreements between the parties with respect to the subject matter of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be duly executed in their respective names and, in the case of the Corporation and Bank, by its authorized representatives the day and year above mentioned.


ATTEST:                                     THE FIDELITY DEPOSIT AND
                                            DISCOUNT BANK

/s/ John F. Glinsky                         By:   /s/ Michael F. Marranca
John F. Glinsky, Jr., Secretary             Michael F. Marranca, President


ATTEST:                                     FIDELITY D&D BANCORP, INC.

/s/ John F. Glinsky                         By:   /s/ Michael F. Marranca
John F. Glinsky, Jr., Secretary             Michael F. Marranca, President


WITNESS:

/s/ Carmel Ann Gregory                      /s/ Joseph J. Earyes
                                            Joseph J. Earyes
                                            "Executive"

                                    EXHIBIT A

                             TERMINATION CERTIFICATE


     This is to certify that I do not have in my possession, nor have I failed to return, any keys, security codes or passes, mobile telephones, pagers, computers, devices, confidential information, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, or reproductions of any aforementioned items belonging to Fidelity D&D Bancorp, Inc., The Fidelity Deposit and Discount Bank or any of their affiliates or subsidiaries, or any of their respective successors or assigns (together, the "Company").

     I further certify that I have complied and will continue to comply with all the terms of the Executive Employment Agreement entered by me, Fidelity D&D Bancorp, Inc. and The Fidelity Deposit and Discount Bank, with respect to my employment that began on April 23, 2001.

     Without limiting the generality of the preceding paragraph, I will, in accordance with my Employment Agreement, preserve as confidential, all proprietary and confidential information, trade secrets and know-how of Fidelity D&D Bancorp, Inc., The Fidelity Deposit and Discount Bank or any of their affiliates or subsidiaries, including, but not limited to, research, product or business plans, products, services, projects, proposals, customer lists or customers (including, but not limited to, customers of Fidelity D&D Bancorp, Inc., The Fidelity Deposit and Discount Bank or any of their affiliates or subsidiaries on whom I called or with whom I became acquainted during the term of my employment), markets, software, developments, inventions, processes, formulas, technology, designs or styles, drawings, engineering, marketing, distribution, and sales methods and systems, sales and profit figures, finances and other business information disclosed to me by Fidelity D&D Bancorp, Inc., The Fidelity Deposit and Discount Bank or any of their affiliates or subsidiaries, either directly or indirectly in writing, orally or by drawings or inspection of documents or on other tangible property.


Date:_________________________              ____________________________________
                                                         Signature



---------------------------                 ------------------------------------
Witness                                              Joseph J. Earyes